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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 September 15, 2004
                          ----------------------------
                Date of report (Date of earliest event reported)

                              HUBBELL INCORPORATED
             (exact name of registrant as specified in its charter)


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
              CONNECTICUT                               1-2958                               06-0397030
         --------------------                   ----------------------                  --------------------
    (State or other jurisdiction of            (Commission File Number)            (I.R.S. Employer Identification
    incorporation or organization)                                                             Number)
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             584 Derby Milford Road, Orange, Connecticut 06477-4024
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               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 799-4100
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              (Registrant's telephone number, including area code)

                                       N/A
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On September 15, 2004, Hubbell Incorporated (the "Company") announced the election of Timothy H. Powers as Chairman of the Board. Mr. Powers is President and Chief Executive Officer of the Company. He will replace the preceding Chairman of the Board, G. J. Ratcliffe, who will remain a Director of the Company.

         A copy of the September 15, 2004 press release is attached hereto as an
Exhibit 99.1.

         INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS -- Certain of the statements contained in this report and the exhibit attached hereto, including, without limitation, statements as to management's good faith expectations and belief are forward-looking statements. Forward-looking statements are made based upon management's expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on the Company will be those anticipated by management.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             HUBBELL INCORPORATED




                                    By:      /s/ Richard W. Davies
                                             ---------------------------------
                                             Name:    Richard W. Davies
                                             Title:   Vice President, General
                                                      Counsel and Secretary

Date: September 15, 2004
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                                  EXHIBIT INDEX
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
EXHIBIT NO.               DOCUMENT DESCRIPTION
99.1                      Press Release dated September 15, 2004 pertaining to
                          the election of Timothy H. Powers as Chairman.
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